UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported	April 25, 2008

Norwood Financial Corp.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-28364	23-2828306
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

717 Main Street, Honesdale, Pennsylvania	18431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(570) 253-1455

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

NORWOOD FINANCIAL CORP.

INFORMATION TO BE INCLUDED IN REPORT

Item 7.01.	Regulation FD Disclosure

On April 25, 2008, the Registrant announced the results of its annual meeting. For additional information, reference is made to the Registrant’s press release, dated April 25, 2008, which is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits

(d) The following exhibits are furnished with this report.

Number	Description

99.1	Press Release, dated April 25, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORWOOD FINANCIAL CORP.

Date:	April 25, 2008	By:	/s/ Lewis J. Critelli
Lewis J. Critelli
Executive Vice President and Chief Financial Officer
(Duly Authorized Representative)